TEJON RANCH CO. UNANIMOUS WRITTEN CONSENT RESOLUTIONS OF THE BOARD OF DIRECTORS APPROVING AMENDMENTS TO CERTAIN CORPORATE GOVERNANCE DOCUMENTS The Board of Directors of Tejon Ranch Co. (“Company”) by this writing approves the following resolutions and unanimously consents to their adoption: Approval of Amendment to and Restatement of the Amended and Restated Bylaws WHEREAS, pursuant to and in accordance with Article XVI, Section 2 of the Restated Certificate of Incorporation of Tejon Ranch Co. and Article VII, Section 3 of the Amended and Restated Bylaws of the Company, the Board is authorized and empowered to amend the Bylaws from time to time, without the assent or vote of the Company’s stockholders; and WHEREAS, the Board has reviewed and considered amending the Company’s Bylaws dated March 22, 2023 (the “Bylaws”) as set forth in the form attached hereto as Exhibit A (the “Restated Bylaws”) and has determined that it is advisable and in the best interests of the Company and its stockholders that the Bylaws be amended and restated to read as set forth in the Restated Bylaws in Exhibit A. NOW THEREFORE, the members of the Board resolve as follows: RESOLVED, that the Board deems it advisable and in the best interests of the Company and its stockholders to approve and adopt the Restated Bylaws, in the form attached hereto as Exhibit A; RESOLVED FURTHER, that the Restated Bylaws be, and hereby are, approved, adopted, ratified and affirmed; and RESOLVED FURTHER, that a copy of the Restated Bylaws be inserted by the Secretary of the Company in the minute book of the Company and be kept at the principal office for the transaction of business of the Company. Approval of an Amendment to the Certificate to Permit Stockholders to Request that a Special Meeting be Called WHEREAS, the Board desires to amend the Restated Certificate of Incorporation of the Company (the “Certificate”) to allow stockholders to request that a special meeting be called as set forth in the form attached hereto as Exhibit B (the “Special Meeting Certificate Amendment”); WHEREAS, under Delaware law, the Special Meeting Certificate Amendment must be declared advisable and approved by the Board and approved and adopted by the Company’s stockholders;

2 WHEREAS, in furtherance of the foregoing, the Board desires to submit to and seek stockholder approval of the Special Meeting Certificate Amendment at the 2026 annual meeting of stockholders of the Company (the “Annual Meeting”); and WHEREAS, subject to stockholder approval of the Special Meeting Certificate Amendment and the filing and effectiveness of a Certificate of Amendment setting forth the Special Meeting Certificate Amendment, the Board has reviewed and considered amending the Company’s Restated Bylaws to include certain requirements that stockholders must meet in order to request that a special meeting of stockholders be called as set forth in the form attached hereto as Exhibit C (the “Second Restated Bylaws”) and has determined that it is advisable and in the best interests of the Company and its stockholders that the Restated Bylaws be amended to read as set forth in the Second Restated Bylaws in Exhibit C. NOW THEREFORE, the members of the Board resolve as follows: RESOLVED, that the Special Meeting Certificate Amendment is declared advisable and in the best interests of the Company and its stockholders; RESOLVED FURTHER, that the Special Meeting Certificate Amendment is hereby approved and recommended to the Company’s stockholders for approval and adoption; RESOLVED FURTHER, that the Special Meeting Certificate Amendment be submitted to the Company’s stockholders for their approval at the Annual Meeting and at any adjournment or postponement thereof; RESOLVED FURTHER, that, notwithstanding the approval of the Special Meeting Certificate Amendment by the Company’s stockholders, the Board may abandon the Special Meeting Certificate Amendment, without further action by the stockholders, at any time prior to the effectiveness of the filing of the Special Meeting Certificate Amendment with the Secretary of State of the State of Delaware (the “Secretary of State”); RESOLVED FURTHER, that the officers of the Company (the “Officers”) be, and each of them hereby is, authorized, empowered and directed, subject to the approval by the stockholders of the Special Meeting Certificate Amendment, to execute, deliver and file a Certificate of Amendment setting forth the Special Meeting Certificate Amendment, with the Secretary of State and to take such other actions (including paying any fees) and execute and deliver such other certificates, documents or instruments as they may deem necessary, appropriate or advisable to carry out the intent and purposes of the resolutions adopted herein; and RESOLVED FURTHER, that, subject to stockholder approval of the Special Meeting Certificate Amendment and the filing and effectiveness of a Certificate of Amendment setting forth the Special Meeting Certificate Amendment, the Board deems it advisable and in the best interests of the Company and its stockholders to approve and adopt the Second Restated Bylaws, in the form attached hereto as Exhibit C;

3 RESOLVED FURTHER, that the Second Restated Bylaws be, and hereby are, approved, adopted, ratified and affirmed, with such Second Restated Bylaws to become effective upon the effectiveness of a Certificate of Amendment setting forth the Special Meeting Certificate Amendment; and RESOLVED FURTHER, that a copy of the Second Restated Bylaws be inserted by the Secretary of the Company in the minute book of the Company and be kept at the principal office for the transaction of business of the Company. Approval of an Amendment to the Certificate to Update the Advance Notice Requirements for Stockholder Action WHEREAS, the Board desires to amend the Certificate to update the advance notice requirements for stockholder action as set forth in the form attached hereto as Exhibit D (the “Advance Notice Certificate Amendment”); WHEREAS, under Delaware law, the Advance Notice Certificate Amendment must be declared advisable and approved by the Board and approved and adopted by the Company’s stockholders; and WHEREAS, in furtherance of the foregoing, the Board desires to submit to and seek stockholder approval of the Advance Notice Certificate Amendment at the Annual Meeting. NOW THEREFORE, the members of the Board resolve as follows: RESOLVED, that the Advance Notice Certificate Amendment is declared advisable and in the best interests of the Company and its stockholders; RESOLVED FURTHER, that the Advance Notice Certificate Amendment is hereby approved and recommended to the Company’s stockholders for approval and adoption; RESOLVED FURTHER, that the Advance Notice Certificate Amendment be submitted to the Company’s stockholders for their approval at the Annual Meeting and at any adjournment or postponement thereof; RESOLVED FURTHER, that, notwithstanding the approval of the Advance Notice Certificate Amendment by the Company’s stockholders, the Board may abandon the Advance Notice Certificate Amendment, without further action by the stockholders, at any time prior to the effectiveness of the filing of the Advance Notice Certificate Amendment with the Secretary of State; and RESOLVED FURTHER, that the Officers be, and each of them hereby is, authorized, empowered and directed, subject to the approval by the stockholders of the Advance Notice Certificate Amendment, to execute, deliver and file a Certificate of Amendment setting forth the Advance Notice Certificate Amendment, with the Secretary of State and to take such other actions (including paying any fees) and execute and deliver such other certificates, documents or instruments as they may deem necessary, appropriate or advisable to carry out the intent and purposes of the resolutions adopted herein.

4 Approval of Amendments to Corporate Governance Guidelines WHEREAS, pursuant to the rules of the New York Stock Exchange (“NYSE”), the Board previously adopted a set of corporate governance guidelines (the “Guidelines”); and WHEREAS, the Board has reviewed and considered amending the Guidelines as set forth in the form attached hereto as Exhibit E (the “Amended Guidelines”) and has determined that it is advisable and in the best interests of the Company and its stockholders that the Guidelines be amended to read as set forth in the Amended Guidelines in Exhibit E. NOW THEREFORE, the members of the Board of Directors resolve as follows: RESOLVED, that the Board deems it advisable and in the best interests of the Company and its stockholders to approve and adopt the Amended Guidelines, in the form attached hereto as Exhibit E; RESOLVED FURTHER, that the Amended Guidelines be, and hereby are, approved, adopted, ratified and affirmed; and RESOLVED FURTHER, that a copy of the Amended Guidelines be inserted by the Secretary of the Company in the minute book of the Company and be kept at the principal office for the transaction of business of the Company. General RESOLVED FURTHER, that the Officers are hereby authorized to pay all such fees, costs, expenses and taxes incurred by or on behalf of the Company as said Officers may determine to be necessary, advisable or appropriate in connection with the foregoing resolutions (such determination to be conclusively evidenced by such payment); RESOLVED FURTHER, that each of the Officers be, and hereby is, authorized, empowered and directed to take all actions and to execute and deliver, or cause to be executed and delivered all such agreements, instruments and/or documents, and to take all other actions as such Officers determines necessary, advisable or appropriate to effect the foregoing resolutions; that the taking of any such action or the execution or delivery of any agreement, instrument or document by any of the persons described in these resolutions shall conclusively evidence the making of any determinations and the granting of any approvals required under such resolutions; and that all actions taken or caused to be taken by any Officers prior to the date hereof in order to effect the matters described in these resolutions are hereby ratified and approved; and RESOLVED FURTHER, that the authority given in these resolutions is prospective and retroactive and any and all acts performed before the passage of these resolutions in connection with the foregoing resolutions and any agreements, documents and instruments executed in connection therewith are hereby adopted, ratified and affirmed.

5 These resolutions are unanimously approved by unanimous written consent of the below named members of the Board of Directors pursuant to Section 141(f) of the Delaware General Corporations Law and pursuant to Article III, Section 11 of the Company’s Bylaws. Name Capacity Director Steven A. Betts Director Gregory S. Bielli Director Andrew Dakos Director Denise Gammon Director Anthony L. Leggio Director Jeffrey J. McCall Chair, Director Norman J. Metcalfe Director Eric H. Speron Director Daniel R. Tisch Director Kenneth G. Yee Daniel R. Tisch (Dec 10, 2025 16:04:20 EST) Daniel R. Tisch

EXHIBIT A Restated Bylaws

Privileged & Confidential Restated Bylaws – December 2025 TEJON RANCH CO. (a Delaware corporation) AMENDED AND RESTATED BYLAWS Adopted December [XX], 2025 ARTICLE I OFFICES Section 1. Registered Office. The registered office of Tejon Ranch Co. (the “Corporation”) shall be as set forth in the certificate of incorporation of the Corporation (as it may be amended and restated from time to time, the “Certificate of Incorporation”). Section 2. Principal Office. The principal office of the Corporation shall be located in Lebec, California or at such other location as determined from time to time by the Board of Directors (the “Board”). Section 3. Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require. ARTICLE II MEETINGS OF SHAREHOLDERS Section 1. Place of Meetings. All meetings of shareholders shall be held either at the principal office of the Corporation or at any other place, if any, within or without the State of Delaware as the Board may determine by resolution. Section 2. Annual Meetings. Annual meetings of the shareholders of the Corporation for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings may be held at such time and date as the Board shall determine by resolution. The Board may postpone, reschedule or cancel any annual meeting of shareholders previously scheduled by the Board. Section 3. Special Meetings. Special meetings of the shareholders of the Corporation for any purpose or purposes may only be called in accordance with the provisions in the Certificate of Incorporation. Business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice. The Corporation may postpone, reschedule or cancel any special meeting of shareholders previously scheduled by the Board. Section 4. Notice of Meetings. Except as otherwise required by law, notice of each meeting of the shareholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder of record entitled to vote at such meeting in accordance with Section 232 of the Delaware General Corporation Law (the “DGCL”). Every notice of a meeting of the shareholders shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, shall also state the purpose or purposes for which the meeting is called. Notice of any meeting of shareholders shall not be required to be given to any shareholder to whom notice may be omitted pursuant to applicable Delaware law or who shall have waived such notice, and such notice shall be deemed waived by any shareholder who shall attend such meeting in person or by proxy, except a shareholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meetings of the shareholders need not be given if the time, place, if any, thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person

Privileged & Confidential Restated Bylaws – December 2025 2 and vote at such meeting, are announced at the meeting at which the adjournment is taken or are provided in any other manner permitted by the DGCL. Section 5. Quorum. Except as otherwise required by law, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of the shareholders of the Corporation or any adjournment thereof. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. In the absence of a quorum at any meeting or any adjournment thereof, the holders of a majority in voting interest of the shareholders present in person or by proxy and entitled to vote thereon or, the presiding officer of such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally called. Section 6. Voting. (a) Each shareholder shall, at each meeting of the shareholders, be entitled to vote in person or by proxy each share of the stock of the Corporation having voting rights on the matter in question and which shall have been held by the shareholder and registered in said shareholder’s name on the books of the Corporation, (i) on the date fixed pursuant to Article VI, Section 5 of these Bylaws as the record date for the determination of shareholders entitled to notice of and to vote at such meeting, or (ii) if no such record date shall have been so fixed, then (A) at the close of business on the day next preceding the day on which notice of the meeting shall be given, or (B) if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held. (b) Shares of the Corporation’s capital stock shall neither be entitled to vote nor be counted for quorum purposes if such shares belong to (i) the Corporation, (ii) another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, or (iii) any other entity, if a majority of the voting power of such other entity is otherwise controlled, directly or indirectly, by the Corporation; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation the pledgor shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or the pledgee’s proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the DGCL. (c) Any such voting rights may be exercised by the shareholder entitled thereto in person or by authorizing another person or persons to act for such shareholder as the shareholder’s proxy in accordance with Section 212(c) of the DGCL; provided, however, that no proxy shall be voted or acted upon after three (3) years from its date unless said proxy shall provide for a longer period. At any meeting of the shareholders, all matters shall, unless a different or minimum vote is required by the Certificate of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or any law or regulation applicable to the Corporation or its securities, in which case such different or minimum vote shall be the applicable vote on the matter, be decided by the vote of a majority in voting interest of the shares present in person or by proxy and entitled to vote thereon, a quorum being present. The vote at any meeting of the shareholders on any question need not be by ballot, unless so directed by the presiding officer of the meeting. On a vote by ballot each ballot shall be signed by the shareholder voting, or by the shareholder’s proxy, if there be such proxy, and it shall state the number of shares voted. Section 7. List of Shareholders. The Corporation shall prepare, no later than the tenth (10th) day before each meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Nothing contained in this Section 7 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting for a period of ten (10) days ending on the day before the meeting (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is

Privileged & Confidential Restated Bylaws – December 2025 3 provided with the notice of meeting, or (b) during ordinary business hours at the principal place of business of the Corporation. Section 8. Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of shareholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of shareholders, the presiding officer of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector so appointed, before entering the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (a) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (b) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of shareholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election. Section 9. Presiding Officer; Authority of Presiding Officer; Meeting Procedures. (a) Meetings of shareholders shall be presided over by the Chair of the Board or, in his or her absence, such director or officer as may be designated in advance by the Board or a duly authorized committee thereof. The Board shall also have the authority to appoint a temporary presiding officer to serve at any meeting of the shareholders if the Chair of the Board, or other designated director or officer, is unable or unwilling to do so for any reason. (b) The Board may adopt by resolution such rules and regulations for the conduct of the meeting of shareholders as it may deem appropriate. Except to the extent inconsistent with any rules and regulations adopted by the Board, the presiding officer of any meeting of shareholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding officer, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding officer of the meeting, may include, without limitation, the following: (i) establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance or participation at the meeting to only those shareholders of record, their duly authorized and constituted proxies or such other persons as the presiding officer of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted for questions or comments by participants. The presiding officer of any meeting shall have the authority to convene the meeting and (for any or no reason) to order a recess in business of the meeting or to declare the meeting adjourned. Unless and to the extent determined by the Board or the presiding officer of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure. Section 10. Nominations and Proposals by Shareholders Pertaining to Corporation Business. (a) Nominations of persons for election to the Board and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders and only (i) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (ii) by or at the direction of the Board or any committee thereof, or (iii) by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in Section 10(b) of these Bylaws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in the Certificate of Incorporation and in Section 10(b) of these Bylaws. (b) For nominations or other proposals pertaining to Corporation business to be properly brought before an annual meeting by a shareholder pursuant to Section 10(a)(iii) of these Bylaws, the shareholder must have given timely notice thereof in writing delivered to, or mailed and received at, the principal executive offices of the Corporation. A proposal pertaining to Corporation business other than the nominations of persons for election to the Board must be a proper subject for shareholder action under the DGCL.

Privileged & Confidential Restated Bylaws – December 2025 4 To be timely, a shareholder’s written notice shall be delivered within the timeframes specified in the Certificate of Incorporation. Such shareholder’s notice shall set forth: (i) All information required in the Certificate of Incorporation; (ii) As to any nomination of persons proposed by a shareholder for election to the Board, (A) a statement as to whether such nominated person(s) are receiving any compensation, reimbursement or remuneration for his/her/their agreement to be a nominee or serve as a director and, if so, the disclosure of all material terms of such compensation, reimbursement or remuneration and the identity of all persons (or entities) providing the compensation, reimbursement or remuneration, (B) a statement signed by the nominee(s) indicating their current intention to serve the full term of any office of director that they are elected to fill, and (C) a statement signed by the nominee(s) stating whether or not the nominee(s) (1) has/have any agreement, arrangement, or understanding with, or (2) has/has not given any commitment or assurance to, any person or entity as to how such nominee(s) if elected as a director, will act or vote on any issue or question; (iii) As to any other proposal for Corporation business that a shareholder proposes to bring before the meeting, (A) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), (B) the reasons for conducting such business at the meeting, and (C) any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; (iv) As to the shareholder giving the notice and the beneficial owners, if any, on whose behalf the nomination(s) or proposal is made, (A) the name and address of such shareholder, as they appear on the Corporation’s books, and of such beneficial owner, (B) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner and (C) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; and (v) As to the shareholder giving the notice or, if the nomination(s) or proposal is made on behalf of a beneficial owner, as to the beneficial owner, and if such shareholder or beneficial owner is an entity, as to each director, executive, managing member or control person of such entity (any such individual or control person, a “control person”), (A) the class and number of shares of the Corporation which are beneficially owned by such shareholder or beneficial owner and by any control person, (B) a description of any agreement, arrangement, or understanding with respect to the nomination(s) or proposal between or among such shareholder, beneficial owner or control person and any other person, and (C) a description of any agreement, arrangement, or understanding (including without limitation any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into by, or on behalf of, such shareholder, beneficial owner or control person, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class of the Corporation’s shares, or maintain, increase or decrease the voting power of the shareholder, beneficial owner or control person with respect to securities of the Corporation, and (D) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve a proposal (other than a nomination) and/or (2) otherwise to solicit proxies from shareholders in support of such proposal or nomination(s). A shareholder’s notice shall, if necessary, be updated and supplemented within five (5) business days after the record date for the meeting, and the information provided or required to be provided in such notice shall be current as of the record date for the meeting. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee. (c) The business that shall be conducted at a special meeting of shareholders shall be limited to the business identified by the person or persons calling the special meeting. Nominations of persons for election to the Board may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board or any committee thereof, or (ii) by any shareholder of the Corporation (A) who is a shareholder of record at the time of giving of notice provided for in Section 10(b) of these Bylaws, (B) who is entitled to vote at the meeting, and (C) who complies with the notice procedures set forth in the

Privileged & Confidential Restated Bylaws – December 2025 5 Certificate of Incorporation and in Section 10(b) of these Bylaws. Nominations by shareholders of persons for election to the Board may be made at such a special meeting of shareholders if the shareholder’s written notice required by Section 10(b) of these Bylaws is delivered to the principal executive offices of the Corporation within the timeframes specified in the Certificate of Incorporation. (d) Only those persons nominated in accordance with the procedures set forth in the Certificate of Incorporation and in Section 10(b) of these Bylaws shall be eligible for election as directors at any meeting of shareholders. Only such nominations and other business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in the Certificate of Incorporation and this Section 10 of these Bylaws. The presiding officer of the meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made in accordance with the procedures set forth in Section 10(b) of these Bylaws and, if any proposed nomination or other business proposed is not in compliance with Section 10(b) of these Bylaws to declare that such defective nomination or proposal shall be disregarded. Notwithstanding the foregoing provisions of this Section 10 of these Bylaws, and unless otherwise required by law, if the shareholder (or a qualified representative of the shareholder) does not appear at the annual or special meeting of shareholders of the Corporation to present a nomination or other proposed business, such nomination shall be disregarded and such proposed business shall not be transacted and/or acted upon, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of Section 10(b), to be considered a “qualified representative” of the shareholder, a person must be a duly authorized officer, manager or partner of such shareholder or must be authorized by a writing executed by such shareholder or an electronic transmission delivered by such shareholder to act for such shareholder as proxy at the meeting of shareholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of shareholders. (e) Notwithstanding the foregoing provisions of this Section 10, a shareholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder with respect to the matters set forth in this Section 10. Nothing in this section shall be deemed to affect any rights of shareholders to elect directors pursuant to any applicable provisions of the Certificate of Incorporation. ARTICLE III BOARD OF DIRECTORS Section 1. General Powers. Subject to any requirements in the Certificate of Incorporation, the Bylaws, and of the DGCL as to action which must be authorized or approved by the shareholders, any and all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed by or under the direction of, the Board. Section 2. Number and Term of Office; Chair. The authorized number of directors of this Corporation shall be fixed by the directors from time to time solely by a resolution duly adopted by the Board. Directors need not be shareholders. Each of the directors of the Corporation shall hold office until his or her successor shall have been duly elected and shall qualify or until he or she shall resign or shall have been removed in the manner hereinafter provided. The Board shall elect from among its members a Chair of the Board. Section 3. Election of Directors. The directors shall be elected by the shareholders of the Corporation, and at each election the persons receiving the greater number of votes, up to the number of directors then to be elected, shall be the persons then elected. The election of directors is subject to any provisions contained in the Certificate of Incorporation relating thereto, including any provisions for the terms of directors and for cumulative voting. Section 4. Resignations. Any director of the Corporation may resign at any time by notice given in writing or electronic transmission to the Board or to the Secretary of the Corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of some other event. Acceptance of a director’s resignation shall not be necessary to make it effective. Section 5. Vacancies. Except as otherwise provided in the Certificate of Incorporation, any vacancy in the Board, whether because of death, resignation, disqualification, removal, an increase in the number of directors, or

Privileged & Confidential Restated Bylaws – December 2025 6 any other cause, may be filled by vote of the majority of the remaining directors, although less than a quorum. Each director so chosen to fill a vacancy shall hold office until his or her successor shall have been elected and shall qualify or until he or she shall resign or shall have been removed. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his or her term of office. Section 6. Place of Meeting, etc.; Use of Communication Equipment. The Board or any committee thereof may hold any of its meetings at such place or places, if any, within or without the State of Delaware as the Board or such committee may from time to time designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting of the Board or such committee can hear each other, and such participation shall constitute presence in person at such meeting. Section 7. First Meeting. The Board shall meet as soon as practicable after each annual election of directors, and notice of such first meeting shall not be required. Section 8. Regular Meetings. Regular meetings of the Board may be held at such times, dates and places, if any, as the Board shall from time to time determine. Except as provided by law, notice of regular meetings need not be given. Section 9. Special Meetings. Special meetings of the Board for any purpose or purposes shall be called at any time by the Chair of the Board or, if he or she is absent or unable or refuses to act, by the President or, if he or she is absent or unable or refuses to act, by any two directors. Notice of the time, date and place, if any, of special meetings shall be given by the person(s) calling the special meeting in person, or by telephone, facsimile, electronic mail or other form of electronic transmission, sent to such director’s business or home address at least twenty-four (24) hours in advance of the meeting, or by written notice mailed to such director’s business or home address at least forty-eight (48) hours in advance of the meeting. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Section 10. Quorum and Manner of Acting. Except as otherwise provided in these Bylaws, the Certificate of Incorporation or by applicable law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. In the absence of a quorum, a majority of directors present at any meeting may adjourn the meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such. Section 11. Action by Consent. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if consent in writing or by electronic transmission is given thereto by all members of the Board or of such committee, as the case may be. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Section 12. Compensation. Directors who are not employees of the Corporation or any of its subsidiaries may receive an annual fee for their services as directors in an amount fixed by resolution of the Board. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise, and receiving compensation therefor. Section 13. Committees. The Corporation has elected to be governed by Section 141(c)(2) of the DGCL and, as a result, the provisions of (c)(1) of said DGCL section shall be inapplicable to the Corporation. The Board may,

Privileged & Confidential Restated Bylaws – December 2025 7 by resolution, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Notwithstanding the foregoing, in the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board and subject to any restrictions or limitations on the delegation of power and authority imposed by applicable Delaware law (but not including any such restrictions or limitations contained in DGCL section 141(c)(1)), shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Any standing committee of the Board shall keep minutes of its meetings and report such minutes to the Board at the next regular meeting of the Board. Except as the Board may otherwise determine, any committee may make rules for the conduct of its business, but in the absence of such rules its business shall be conducted so far as possible in the same manner as is provided in these Bylaws for the Board. All members of such committees shall hold their committee offices at the pleasure of the Board, and the Board may abolish any committee at any time. ARTICLE IV OFFICERS Section 1. Officers. The officers of the Corporation shall be a President, a Chief Financial Officer, a Secretary and such other officers as may be appointed at the discretion of the Board in accordance with the provisions of Section 3 of this Article IV. Unless the Board shall otherwise determine, the President shall also be the Chief Executive Officer of the Corporation. One person may hold two or more offices, except that the Secretary may not hold the office of President. Section 2. Election. The officers of the Corporation, except such officers as may be appointed or elected in accordance with the provisions of Section 3 or Section 5 of this Article IV, shall be chosen annually by the Board at the organizational meeting thereof or at such other time as determined by the Board, and each shall hold office until said person shall resign or shall be removed or otherwise disqualified to serve, or said person’s successor shall be elected and shall qualify. Section 3. Other Officers. In addition to the officers that may be chosen annually by the Board, the Board also may appoint or elect such other officers as the business of the Corporation may require, each of whom shall have such authority and perform such duties as are provided in these Bylaws or as the Board may from time to time specify, and shall hold office until said person shall resign or shall be removed or otherwise disqualified to serve, or said person’s successor shall be elected and shall qualify. Section 4. Removal and Resignation. Any officer may be removed, either with or without cause, by a majority of the directors at the time in office (so long as a quorum is present), by the Board, or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board. Any officer may resign at any time by notice given in writing or electronic transmission to the Board or to the President or to the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary so make it effective. Section 5. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to such office. ARTICLE V CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

Privileged & Confidential Restated Bylaws – December 2025 8 Section 1. Execution of Contracts. The Board, except as in these Bylaws otherwise provided, may authorize any officer or officers or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board or by these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount. Section 2. Checks, Drafts, Etc. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such officer, assistant, agent or attorney shall give such bond, if any, as the Board may require. Section 3. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositaries as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the President or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation. Section 4. General and Special Bank Accounts. The Board may from time to time authorize the opening and keeping of general and specific bank accounts with such banks, trust companies or other depositaries as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient. ARTICLE VI SHARES AND THEIR TRANSFER Section 1. Certificates for Stock. The shares of the Corporation shall be represented by certificates, provided that the Board may specify by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every owner of stock of the Corporation represented by certificates shall be entitled to have a certificate or certificates, in such form as the Board shall prescribe, certifying the number and class of shares of the stock of the Corporation owned by said person. Certificates representing shares of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by any two authorized officers, including but not limited to the President, the Secretary or an Assistant Secretary. Any of or all of the signatures on certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any such certificate shall thereafter have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue. A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for issuance of uncertificated shares, exchange or transfer shall be cancelled, and no new certificate or certificates or uncertificated shares shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled, except in cases provided for in Section 4 of this Article VI. Section 2. Transfer of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by the holder’s attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 3 of this Article VI, and upon surrender of the certificate or certificates (if such shares are evidenced by

Privileged & Confidential Restated Bylaws – December 2025 9 certificates) for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation, except as otherwise required by law. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so stated expressly in the entry of transfer if, when the certificate or certificates (if such shares are evidenced by certificates) shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so. Section 3. Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of shares of the stock of the Corporations. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them. Section 4. Lost, Stolen, Destroyed and Mutilated Certificates. In any case of loss, theft, destruction or mutilation of any certificate of stock, another certificate or uncertificated shares may be issued by the Corporation in its place upon proof of such loss, theft, destruction or mutilation and, if required by the Corporation, upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Corporation may direct. Section 5. Fixing Date for Determination of Shareholders of Record. In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other event for which a record date is fixed. When a record date is so fixed, only shareholders who are such of record on that date are entitled to notice of and to vote at the meeting, or to receive any such report, dividend, distribution, allotment or rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date. If in any case involving the determination of shareholders for any purpose other than notice of or voting at a meeting of shareholders the Board shall not fix such a record date, the record date for determining shareholders for such purpose shall be the close of business on the day on which the Board shall adopt the resolution relating thereto. A determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting. ARTICLE VII MISCELLANEOUS Section 1. Seal. The Board shall adopt a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words showing that the Corporation is incorporated in the State of Delaware. Section 2. Waiver of Notices. Whenever notice is required to be given by these Bylaws or the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing or by an electronic transmission, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice. Section 3. Amendments. Except as otherwise provided herein or in the Certificate of Incorporation, these Bylaws, or any of them, may be altered, amended, repealed or rescinded and new Bylaws may be adopted, (a) by the Board, or (b) by the shareholders, at any annual meeting of shareholders, or at any special meeting of shareholders, provided that notice of such proposed alteration, amendment, repeal, rescission or adoption is given in the notice of meeting. Section 4. Representation of Other Corporations. The President or any other officer or officers of the Corporation who shall from time to time be determined by the Board are authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other corporation or corporations may be

Privileged & Confidential Restated Bylaws – December 2025 10 exercised either by such officers in person or by any person authorized so to do by proxy or power of attorney duly executed by such officers. Section 5. Advancement of Defense Costs; Indemnification. (a) Indemnification. Each person who was or is made a party to or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or fiduciary of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, against all expenses, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as otherwise required by law or provided in (e) below with respect to suits to enforce rights under this Section 5, the Corporation shall indemnify any such person seeking indemnity in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board. (b) Advancement of Expenses. The Corporation shall pay all expenses incurred by such a director or officer described in (a) above in defending any proceeding as such expenses are incurred in advance of the proceeding’s final disposition; provided, however, that the payment of such expenses incurred by a director or officer in advance of the final disposition of such proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should ultimately be determined by a final judicial decision of a court of competent jurisdiction from which there is no further right to appeal that such director or officer is not entitled to be indemnified under this Section 5 or otherwise. For purpose of this Section 5, “expenses” means all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), reasonable travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees, and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a proceeding. (c) Rights Non-exclusive. The rights conferred on any person in this Section 5 shall not be exclusive of any other right that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaw, agreement, vote or consent of shareholders or disinterested directors or otherwise. (d) Indemnification Contracts. The Board is authorized to cause the Corporation to enter into a contract with any director, officer or employee of the Corporation, or any person serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Section 5. (e) Tender and Denial. If a director or officer’s claim for indemnification (following final disposition of such proceeding) is not paid in full by the Corporation within sixty (60) days after receipt by the Corporation of a written claim for indemnification, or if a claim for advancement of expenses is not paid within twenty (20) days after presentment of such expenses to the Corporation, then such director or officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, such director or officer shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board or any committee thereof, independent legal counsel, or shareholders) to make a determination concerning the permissibility of such indemnification under this Section 5 shall not be a defense to the action and shall not create a presumption that such indemnification or advancement of expenses is not permissible. The burden of proving that a person is not entitled to indemnification or advancement shall be on the Corporation. (f) Effect of Amendment. Any amendment, repeal or modification of any provision of this Section 5 by the shareholders or the directors of the Corporation shall be prospective only, and shall not adversely affect any right or

Privileged & Confidential Restated Bylaws – December 2025 11 protection conferred on a person pursuant to this Section 5 and existing at the time of such amendment, repeal or modification. (g) Provisions of Bylaws as Contract. The foregoing provisions of this Section 5 shall be deemed to be a contract between the Corporation and each director and officer entitled to the benefits hereof at any time while this Section 5 is in effect, and any repeal or modification shall be prospective only and shall not affect or eliminate any rights with respect to any proceeding involving any occurrence or alleged occurrence or any action or omission to act that took place prior to such repeal or modification. Section 6. Forum Selection. Unless the Corporation, in writing, selects or consents to the selection of an alternative forum, the sole and exclusive forum for any actual or purported internal corporate claims, including without limitation any derivative action brought on behalf of the Corporation, shall be the Court of Chancery in the State of Delaware.

EXHIBIT B Special Meeting Certificate Amendment

CERTIFICATE OF AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION OF TEJON RANCH CO. TEJON RANCH CO., a corporation organized and existing under and by the virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows: FIRST: The Restated Certificate of Incorporation of the Corporation (the “Certificate”) is hereby amended as follows: Article III is hereby amended and restated in its entirety to read as set forth below: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801 and the name of its registered agent at that address is The Corporation Trust Company. Article XV is hereby amended and restated in its entirety to read as set forth below: Special meetings of the shareholders of the Corporation for any purpose or purposes (i) may be called at any time by the Board, or by a majority of the members of the Board; provided, however, that where a proposal requiring shareholder approval is made by or on behalf of a Related Person or, at any time that one or more Related Persons exist, by a director who is not a Continuing Director as to all Related Persons, or where a Related Person otherwise seeks action requiring shareholder approval, then the affirmative vote of a majority of the Continuing Directors shall also be required to call a special meeting of shareholders for the purpose of considering such proposal or obtaining such approval or (ii) shall be called by the Secretary of the Corporation upon written request (a “Special Meeting Request”) of one or more holders of record who have “Owned” (as defined in the Bylaws) at least twenty-five percent (25%) of the outstanding shares of Common Stock (the “Requisite Percentage”) as of the date of the written request and who have complied in full with the requirements set forth in the Bylaws. Such special meetings may not be called by any other person or persons or in any other manner. SECOND: The foregoing amendments to the Certificate were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware. [Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Restated Certificate of Incorporation on this ___ day of _________, 2026. TEJON RANCH CO. By: Name: Title:

EXHIBIT C Second Restated Bylaws

Privileged & Confidential Second Restated Bylaws - 2026 TEJON RANCH CO. (a Delaware corporation) AMENDED AND RESTATED BYLAWS Adopted [XX], 2026 ARTICLE I OFFICES Section 1. Registered Office. The registered office of Tejon Ranch Co. (the “Corporation”) shall be as set forth in the certificate of incorporation of the Corporation (as it may be amended and restated from time to time, the “Certificate of Incorporation”). Section 2. Principal Office. The principal office of the Corporation shall be located in Lebec, California or at such other location as determined from time to time by the Board of Directors (the “Board”). Section 3. Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require. ARTICLE II MEETINGS OF SHAREHOLDERS Section 1. Place of Meetings. All meetings of shareholders shall be held either at the principal office of the Corporation or at any other place, if any, within or without the State of Delaware as the Board may determine by resolution. Section 2. Annual Meetings. Annual meetings of the shareholders of the Corporation for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings may be held at such time and date as the Board shall determine by resolution. The Board may postpone, reschedule or cancel any annual meeting of shareholders previously scheduled by the Board. Section 3. Special Meetings. (a) Special meetings of the shareholders of the Corporation for any purpose or purposes may only be called in accordance with the provisions in the Certificate of Incorporation. Business transacted at any special meeting of shareholders shall be limited to the business identified by the person or persons calling the special meeting or the business identified in a Special Meeting Request (as defined in the Certificate of Incorporation). The Corporation may postpone, reschedule or cancel any special meeting of shareholders previously scheduled by the Board. (b) A Special Meeting Request must be delivered to the attention of the Secretary at the principal executive offices of the Corporation. A Special Meeting Request shall be valid only if it is signed and dated by each shareholder of record submitting the Special Meeting Request and the beneficial owners, if any, on whose behalf the Special Meeting Request is being made, or such shareholder’s or beneficial owner’s duly authorized agent (each, a “Requesting Shareholder”) collectively have Owned (as defined below), continuously for at least one (1) year as of the date of the Special Meeting Request, a number of shares representing the Requisite Percentage (as defined in the Certificate of Incorporation), and includes: (i) a statement of the specific purpose(s) of the special meeting and the reasons for conducting such business at the special meeting; (ii) as to any director nominations proposed to be presented at the special meeting and any matter (other than a director nomination) proposed to be conducted at the special meeting and as to each Requesting Shareholder, the information, statements, representations, agreements and other documents that would be required to be set forth in or included with a shareholder’s notice of a nomination pursuant to Section 10 of this Article II and any nominee’s written consent to being named in the Corporation’s proxy statement as a nominee and to serving as a director if elected and/or a shareholder’s notice of business proposed to be brought before a meeting pursuant to Section 10 of this Article II, as applicable; (iii) a representation

Privileged & Confidential Second Restated Bylaws - 2026 2 that a Requesting Shareholder or a qualified representative (as defined in Section 10(d) of this Article II) thereof intends to appear in person or by proxy at the special meeting to present the nomination(s) or business to be brought before the special meeting; (iv) a commitment by the Requesting Shareholders to continue to satisfy the Requisite Percentage through the date of the requested special meeting of shareholders; (v) an agreement by the Requesting Shareholders to notify the Corporation promptly in the event of any disposition prior to the date of the special meeting of shares of the Corporation owned beneficially or of record and an acknowledgement that any such disposition shall be deemed to be a revocation of such Special Meeting Request with respect to such disposed shares; and (vi) documentary evidence that the Requesting Shareholders Own (as defined below) the Requisite Percentage; provided, however, that if the Requesting Shareholders are not the beneficial owners of the shares representing the Requisite Percentage, then to be valid, the Special Meeting Request must also include documentary evidence (or, if not simultaneously provided with the Special Meeting Request, such documentary evidence must be delivered to the Secretary within ten (10) days after the date on which the Special Meeting Request is delivered to the Secretary) that the beneficial owners on whose behalf the Special Meeting Request is made beneficially Own the Requisite Percentage. In addition, the Requesting Shareholders and the beneficial owners, if any, on whose behalf the Special Meeting Request is being made shall (1) further update and supplement the information provided in the Special Meeting Request, if necessary, so that the information provided or required to be provided therein shall be true and correct as of the record date for the special meeting and as of the date that is ten (10) business days prior to the special meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than five (5) days after the later of the record date for the meeting or the date notice of the record date is first publicly disclosed in the case of the update and supplement required to be made as of the record date and not later than eight (8) business days prior to the date of the special meeting or any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (10) business days prior to the special meeting or any adjournment or postponement thereof, and (2) promptly provide any other information reasonably requested by the Corporation. (i) For purposes of this Section 3: (A) A shareholder or beneficial owner is deemed to “Own” only those outstanding shares of capital stock of the Corporation that are entitled to vote generally in the election of directors as to which the person has continuously for at least one year as of the date of the request possessed both (1) the full voting and investment rights pertaining to the shares and (2) the full economic interest in (including the opportunity for profit and risk of loss on) such shares, except that the number of shares calculated in accordance with clauses (1) and (2) shall not include any shares: (a) sold by such person in any transaction that has not been settled or closed; (b) borrowed by the person for any purposes or purchased by the person pursuant to an agreement to resell; or (c) subject to any option, warrant, forward contract, swap, contract of sale, or other derivative or similar agreement entered into by the person, whether the instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of capital stock of the Corporation that are entitled to vote generally in the election of directors, if the instrument or agreement has, or is intended to have, or if exercised would have, the purpose or effect of: (i) reducing in any manner, to any extent or at any time in the future, the person’s full right to vote or direct the voting of the shares; and/or (ii) hedging, offsetting or altering to any degree any gain or loss arising from the full economic ownership of the shares by the person. The terms “Owned,” “Owning” and other variations of the word “Own,” when used with respect to a shareholder or beneficial owner, have correlative meanings. For purposes of clauses (a) through (c), the term “person” includes its affiliates. (B) A person’s Ownership of shares is deemed to continue during any period in which the person has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the shareholder. (c) A Special Meeting Request shall not be valid, and a special meeting requested by shareholders shall not be held, if: (i) the Special Meeting Request does not comply with this Section 3; (ii) the Special Meeting Request relates to an item of business that is not a proper subject for shareholder action under applicable law (as determined in good faith by the Board); (iii) the Special Meeting Request is delivered during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting of shareholders and ending on the date of the next annual meeting; (iv) an identical or substantially similar item (as determined in good faith by the Board, a “Similar Item”), other than the election of directors, was presented at an annual or special

Privileged & Confidential Second Restated Bylaws - 2026 3 meeting of shareholders held not more than twelve (12) months before the Special Meeting Request is delivered; (v) a Similar Item was presented at an annual or special meeting of shareholders held not more than ninety (90) days before the Special Meeting Request is delivered (and, for purposes of this clause (v), the election of directors shall be deemed to be a “Similar Item” with respect to all items of business involving the election or removal of directors, changing the size of the Board and the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors); (vi) a Similar Item is included in the Corporation’s notice of meeting as an item of business to be brought before an annual or special meeting of shareholders that has been called but not yet held or that is called for a date within ninety (90) days of the receipt by the Corporation of a Special Meeting Request; or (vii) the Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Exchange Act (as defined below) or other applicable law. (d) Special meetings of shareholders called pursuant to this Section 3 shall be held at such place, if any, on such date, and at such time as the Board shall fix; provided, however, that the special meeting shall not be held more than ninety (90) days after receipt by the Corporation of a valid Special Meeting Request. (e) The Requesting Shareholders may revoke a Special Meeting Request by written revocation delivered to the Secretary at the principal executive offices of the Corporation at any time prior to the special meeting. Following such revocation, the Board may determine not to call the special meeting or may cancel the special meeting if already called unless any remaining Requesting Shareholders continue to satisfy the Requisite Percentage applicable to the Shareholder Meeting Request. (f) The Requesting Shareholders shall certify in writing to the Secretary on the day prior to the requested special meeting of shareholders as to whether such shareholder(s) continue to satisfy the Requisite Percentage. If, at any point after a Special Meeting Request is delivered to the Corporation, the unrevoked requests from Requesting Shareholders (whether by specific written revocation or deemed revocation pursuant to clause (e) of paragraph (b)(i) of this Section 3) represent in the aggregate less than the Requisite Percentage, the Board may determine not to call the special meeting or may cancel the special meeting if already called. (g) In determining whether a special meeting of shareholders has been requested by the Requesting Shareholders representing in the aggregate at least the Requisite Percentage, multiple Special Meeting Requests delivered to the Secretary of the Corporation will be considered together only if (i) each Special Meeting Request identifies substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the special meeting, in each case as determined by the Board (which, if such purpose is the election or removal of directors, changing the size of the Board and/or the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors, will mean that the exact same person or persons are proposed for election or removal in each relevant Shareholder Meeting Request), and (ii) such Special Meeting Requests have been dated and delivered to the Secretary of the Corporation within sixty (60) days of the first date on which a Special Meeting Request is delivered to the Corporation. (h) If none of the Requesting Shareholders appear or send a qualified representative to present the nomination and/or business to be presented for consideration as specified in the Special Meeting Request, the Corporation need not present such nomination and/or business for a vote at the special meeting, notwithstanding that proxies in respect of such nomination and/or business may have been received by the Corporation. Section 4. Notice of Meetings. Except as otherwise required by law, notice of each meeting of the shareholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder of record entitled to vote at such meeting in accordance with Section 232 of the Delaware General Corporation Law (the “DGCL”). Every notice of a meeting of the shareholders shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, shall also state the purpose or purposes for which the meeting is called. Notice of any meeting of shareholders shall not be required to be given to any shareholder to whom notice may be omitted pursuant to applicable Delaware law or who shall have waived such notice, and such notice shall be deemed waived by any shareholder who shall attend such meeting in person or by proxy, except a shareholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened. Except as otherwise expressly required by law, notice of

Privileged & Confidential Second Restated Bylaws - 2026 4 any adjourned meetings of the shareholders need not be given if the time, place, if any, thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, are announced at the meeting at which the adjournment is taken or are provided in any other manner permitted by the DGCL. Section 5. Quorum. Except as otherwise required by law, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of the shareholders of the Corporation or any adjournment thereof. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. In the absence of a quorum at any meeting or any adjournment thereof, the holders of a majority in voting interest of the shareholders present in person or by proxy and entitled to vote thereon or, the presiding officer of such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally called. Section 6. Voting. (a) Each shareholder shall, at each meeting of the shareholders, be entitled to vote in person or by proxy each share of the stock of the Corporation having voting rights on the matter in question and which shall have been held by the shareholder and registered in said shareholder’s name on the books of the Corporation, (i) on the date fixed pursuant to Article VI, Section 5 of these Bylaws as the record date for the determination of shareholders entitled to notice of and to vote at such meeting, or (ii) if no such record date shall have been so fixed, then (A) at the close of business on the day next preceding the day on which notice of the meeting shall be given, or (B) if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held. (b) Shares of the Corporation’s capital stock shall neither be entitled to vote nor be counted for quorum purposes if such shares belong to (i) the Corporation, (ii) another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, or (iii) any other entity, if a majority of the voting power of such other entity is otherwise controlled, directly or indirectly, by the Corporation; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation the pledgor shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or the pledgee’s proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the DGCL. (c) Any such voting rights may be exercised by the shareholder entitled thereto in person or by authorizing another person or persons to act for such shareholder as the shareholder’s proxy in accordance with Section 212(c) of the DGCL; provided, however, that no proxy shall be voted or acted upon after three (3) years from its date unless said proxy shall provide for a longer period. At any meeting of the shareholders, all matters shall, unless a different or minimum vote is required by the Certificate of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or any law or regulation applicable to the Corporation or its securities, in which case such different or minimum vote shall be the applicable vote on the matter, be decided by the vote of a majority in voting interest of the shares present in person or by proxy and entitled to vote thereon, a quorum being present. The vote at any meeting of the shareholders on any question need not be by ballot, unless so directed by the presiding officer of the meeting. On a vote by ballot each ballot shall be signed by the shareholder voting, or by the shareholder’s proxy, if there be such proxy, and it shall state the number of shares voted. Section 7. List of Shareholders. The Corporation shall prepare, no later than the tenth (10th) day before each meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Nothing contained in this Section 7 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any shareholder, for

Privileged & Confidential Second Restated Bylaws - 2026 5 any purpose germane to the meeting for a period of ten (10) days ending on the day before the meeting (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting, or (b) during ordinary business hours at the principal place of business of the Corporation. Section 8. Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of shareholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of shareholders, the presiding officer of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector so appointed, before entering the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (a) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (b) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of shareholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election. Section 9. Presiding Officer; Authority of Presiding Officer; Meeting Procedures. (a) Meetings of shareholders shall be presided over by the Chair of the Board or, in his or her absence, such director or officer as may be designated in advance by the Board or a duly authorized committee thereof. The Board shall also have the authority to appoint a temporary presiding officer to serve at any meeting of the shareholders if the Chair of the Board, or other designated director or officer, is unable or unwilling to do so for any reason. (b) The Board may adopt by resolution such rules and regulations for the conduct of the meeting of shareholders as it may deem appropriate. Except to the extent inconsistent with any rules and regulations adopted by the Board, the presiding officer of any meeting of shareholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding officer, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding officer of the meeting, may include, without limitation, the following: (i) establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance or participation at the meeting to only those shareholders of record, their duly authorized and constituted proxies or such other persons as the presiding officer of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted for questions or comments by participants. The presiding officer of any meeting shall have the authority to convene the meeting and (for any or no reason) to order a recess in business of the meeting or to declare the meeting adjourned. Unless and to the extent determined by the Board or the presiding officer of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure. Section 10. Nominations and Proposals by Shareholders Pertaining to Corporation Business. (a) Nominations of persons for election to the Board and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders and only (i) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (ii) by or at the direction of the Board or any committee thereof, or (iii) by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in Section 10(b) of these Bylaws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in the Certificate of Incorporation and in Section 10(b) of these Bylaws. (b) For nominations or other proposals pertaining to Corporation business to be properly brought before an annual meeting by a shareholder pursuant to Section 10(a)(iii) of these Bylaws, the shareholder must have given timely notice thereof in writing delivered to, or mailed and received at, the principal executive offices of the

Privileged & Confidential Second Restated Bylaws - 2026 6 Corporation. A proposal pertaining to Corporation business other than the nominations of persons for election to the Board must be a proper subject for shareholder action under the DGCL. To be timely, a shareholder’s written notice shall be delivered within the timeframes specified in the Certificate of Incorporation. Such shareholder’s notice shall set forth: (i) All information required in the Certificate of Incorporation; (ii) As to any nomination of persons proposed by a shareholder for election to the Board, (A) a statement as to whether such nominated person(s) are receiving any compensation, reimbursement or remuneration for his/her/their agreement to be a nominee or serve as a director and, if so, the disclosure of all material terms of such compensation, reimbursement or remuneration and the identity of all persons (or entities) providing the compensation, reimbursement or remuneration, (B) a statement signed by the nominee(s) indicating their current intention to serve the full term of any office of director that they are elected to fill, and (C) a statement signed by the nominee(s) stating whether or not the nominee(s) (1) has/have any agreement, arrangement, or understanding with, or (2) has/has not given any commitment or assurance to, any person or entity as to how such nominee(s) if elected as a director, will act or vote on any issue or question; (iii) As to any other proposal for Corporation business that a shareholder proposes to bring before the meeting, (A) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), (B) the reasons for conducting such business at the meeting, and (C) any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; (iv) As to the shareholder giving the notice and the beneficial owners, if any, on whose behalf the nomination(s) or proposal is made, (A) the name and address of such shareholder, as they appear on the Corporation’s books, and of such beneficial owner, (B) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner and (C) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; and (v) As to the shareholder giving the notice or, if the nomination(s) or proposal is made on behalf of a beneficial owner, as to the beneficial owner, and if such shareholder or beneficial owner is an entity, as to each director, executive, managing member or control person of such entity (any such individual or control person, a “control person”), (A) the class and number of shares of the Corporation which are beneficially owned by such shareholder or beneficial owner and by any control person, (B) a description of any agreement, arrangement, or understanding with respect to the nomination(s) or proposal between or among such shareholder, beneficial owner or control person and any other person, and (C) a description of any agreement, arrangement, or understanding (including without limitation any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into by, or on behalf of, such shareholder, beneficial owner or control person, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class of the Corporation’s shares, or maintain, increase or decrease the voting power of the shareholder, beneficial owner or control person with respect to securities of the Corporation, and (D) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve a proposal (other than a nomination) and/or (2) otherwise to solicit proxies from shareholders in support of such proposal or nomination(s). A shareholder’s notice shall, if necessary, be updated and supplemented within five (5) business days after the record date for the meeting, and the information provided or required to be provided in such notice shall be current as of the record date for the meeting. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee. (c) The business that shall be conducted at a special meeting of shareholders shall be limited to the business identified by the person or persons calling the special meeting. Nominations of persons for election to the Board may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board or any committee thereof, or (ii) by any shareholder of the

Privileged & Confidential Second Restated Bylaws - 2026 7 Corporation (A) who is a shareholder of record at the time of giving of notice provided for in Section 10(b) of these Bylaws, (B) who is entitled to vote at the meeting, and (C) who complies with the notice procedures set forth in the Certificate of Incorporation and in Section 10(b) of these Bylaws. Nominations by shareholders of persons for election to the Board may be made at such a special meeting of shareholders if the shareholder’s written notice required by Section 10(b) of these Bylaws is delivered to the principal executive offices of the Corporation within the timeframes specified in the Certificate of Incorporation. (d) Only those persons nominated in accordance with the procedures set forth in the Certificate of Incorporation and in Section 10(b) of these Bylaws shall be eligible for election as directors at any meeting of shareholders. Only such nominations and other business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in the Certificate of Incorporation and this Section 10 of these Bylaws. The presiding officer of the meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made in accordance with the procedures set forth in Section 10(b) of these Bylaws and, if any proposed nomination or other business proposed is not in compliance with Section 10(b) of these Bylaws to declare that such defective nomination or proposal shall be disregarded. Notwithstanding the foregoing provisions of this Section 10 of these Bylaws, and unless otherwise required by law, if the shareholder (or a qualified representative of the shareholder) does not appear at the annual or special meeting of shareholders of the Corporation to present a nomination or other proposed business, such nomination shall be disregarded and such proposed business shall not be transacted and/or acted upon, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of Section 10(b), to be considered a “qualified representative” of the shareholder, a person must be a duly authorized officer, manager or partner of such shareholder or must be authorized by a writing executed by such shareholder or an electronic transmission delivered by such shareholder to act for such shareholder as proxy at the meeting of shareholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of shareholders. (e) Notwithstanding the foregoing provisions of this Section 10, a shareholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder with respect to the matters set forth in this Section 10. Nothing in this section shall be deemed to affect any rights of shareholders to elect directors pursuant to any applicable provisions of the Certificate of Incorporation. ARTICLE III BOARD OF DIRECTORS Section 1. General Powers. Subject to any requirements in the Certificate of Incorporation, the Bylaws, and of the DGCL as to action which must be authorized or approved by the shareholders, any and all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed by or under the direction of, the Board. Section 2. Number and Term of Office; Chair. The authorized number of directors of this Corporation shall be fixed by the directors from time to time solely by a resolution duly adopted by the Board. Directors need not be shareholders. Each of the directors of the Corporation shall hold office until his or her successor shall have been duly elected and shall qualify or until he or she shall resign or shall have been removed in the manner hereinafter provided. The Board shall elect from among its members a Chair of the Board. Section 3. Election of Directors. The directors shall be elected by the shareholders of the Corporation, and at each election the persons receiving the greater number of votes, up to the number of directors then to be elected, shall be the persons then elected. The election of directors is subject to any provisions contained in the Certificate of Incorporation relating thereto, including any provisions for the terms of directors and for cumulative voting. Section 4. Resignations. Any director of the Corporation may resign at any time by notice given in writing or electronic transmission to the Board or to the Secretary of the Corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of some other event. Acceptance of a director’s resignation shall not be necessary to make it effective.

Privileged & Confidential Second Restated Bylaws - 2026 8 Section 5. Vacancies. Except as otherwise provided in the Certificate of Incorporation, any vacancy in the Board, whether because of death, resignation, disqualification, removal, an increase in the number of directors, or any other cause, may be filled by vote of the majority of the remaining directors, although less than a quorum. Each director so chosen to fill a vacancy shall hold office until his or her successor shall have been elected and shall qualify or until he or she shall resign or shall have been removed. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his or her term of office. Section 6. Place of Meeting, etc.; Use of Communication Equipment. The Board or any committee thereof may hold any of its meetings at such place or places, if any, within or without the State of Delaware as the Board or such committee may from time to time designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting of the Board or such committee can hear each other, and such participation shall constitute presence in person at such meeting. Section 7. First Meeting. The Board shall meet as soon as practicable after each annual election of directors, and notice of such first meeting shall not be required. Section 8. Regular Meetings. Regular meetings of the Board may be held at such times, dates and places, if any, as the Board shall from time to time determine. Except as provided by law, notice of regular meetings need not be given. Section 9. Special Meetings. Special meetings of the Board for any purpose or purposes shall be called at any time by the Chair of the Board or, if he or she is absent or unable or refuses to act, by the President or, if he or she is absent or unable or refuses to act, by any two directors. Notice of the time, date and place, if any, of special meetings shall be given by the person(s) calling the special meeting in person, or by telephone, facsimile, electronic mail or other form of electronic transmission, sent to such director’s business or home address at least twenty-four (24) hours in advance of the meeting, or by written notice mailed to such director’s business or home address at least forty-eight (48) hours in advance of the meeting. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Section 10. Quorum and Manner of Acting. Except as otherwise provided in these Bylaws, the Certificate of Incorporation or by applicable law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. In the absence of a quorum, a majority of directors present at any meeting may adjourn the meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such. Section 11. Action by Consent. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if consent in writing or by electronic transmission is given thereto by all members of the Board or of such committee, as the case may be. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Section 12. Compensation. Directors who are not employees of the Corporation or any of its subsidiaries may receive an annual fee for their services as directors in an amount fixed by resolution of the Board. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise, and receiving compensation therefor.

Privileged & Confidential Second Restated Bylaws - 2026 9 Section 13. Committees. The Corporation has elected to be governed by Section 141(c)(2) of the DGCL and, as a result, the provisions of (c)(1) of said DGCL section shall be inapplicable to the Corporation. The Board may, by resolution, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Notwithstanding the foregoing, in the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board and subject to any restrictions or limitations on the delegation of power and authority imposed by applicable Delaware law (but not including any such restrictions or limitations contained in DGCL section 141(c)(1)), shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Any standing committee of the Board shall keep minutes of its meetings and report such minutes to the Board at the next regular meeting of the Board. Except as the Board may otherwise determine, any committee may make rules for the conduct of its business, but in the absence of such rules its business shall be conducted so far as possible in the same manner as is provided in these Bylaws for the Board. All members of such committees shall hold their committee offices at the pleasure of the Board, and the Board may abolish any committee at any time. ARTICLE IV OFFICERS Section 1. Officers. The officers of the Corporation shall be a President, a Chief Financial Officer, a Secretary and such other officers as may be appointed at the discretion of the Board in accordance with the provisions of Section 3 of this Article IV. Unless the Board shall otherwise determine, the President shall also be the Chief Executive Officer of the Corporation. One person may hold two or more offices, except that the Secretary may not hold the office of President. Section 2. Election. The officers of the Corporation, except such officers as may be appointed or elected in accordance with the provisions of Section 3 or Section 5 of this Article IV, shall be chosen annually by the Board at the organizational meeting thereof or at such other time as determined by the Board, and each shall hold office until said person shall resign or shall be removed or otherwise disqualified to serve, or said person’s successor shall be elected and shall qualify. Section 3. Other Officers. In addition to the officers that may be chosen annually by the Board, the Board also may appoint or elect such other officers as the business of the Corporation may require, each of whom shall have such authority and perform such duties as are provided in these Bylaws or as the Board may from time to time specify, and shall hold office until said person shall resign or shall be removed or otherwise disqualified to serve, or said person’s successor shall be elected and shall qualify. Section 4. Removal and Resignation. Any officer may be removed, either with or without cause, by a majority of the directors at the time in office (so long as a quorum is present), by the Board, or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board. Any officer may resign at any time by notice given in writing or electronic transmission to the Board or to the President or to the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary so make it effective. Section 5. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to such office. ARTICLE V CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

Privileged & Confidential Second Restated Bylaws - 2026 10 Section 1. Execution of Contracts. The Board, except as in these Bylaws otherwise provided, may authorize any officer or officers or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board or by these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount. Section 2. Checks, Drafts, Etc. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such officer, assistant, agent or attorney shall give such bond, if any, as the Board may require. Section 3. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositaries as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the President or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation. Section 4. General and Special Bank Accounts. The Board may from time to time authorize the opening and keeping of general and specific bank accounts with such banks, trust companies or other depositaries as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient. ARTICLE VI SHARES AND THEIR TRANSFER Section 1. Certificates for Stock. The shares of the Corporation shall be represented by certificates, provided that the Board may specify by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every owner of stock of the Corporation represented by certificates shall be entitled to have a certificate or certificates, in such form as the Board shall prescribe, certifying the number and class of shares of the stock of the Corporation owned by said person. Certificates representing shares of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by any two authorized officers, including but not limited to the President, the Secretary or an Assistant Secretary. Any of or all of the signatures on certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any such certificate shall thereafter have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue. A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for issuance of uncertificated shares, exchange or transfer shall be cancelled, and no new certificate or certificates or uncertificated shares shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled, except in cases provided for in Section 4 of this Article VI. Section 2. Transfer of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by the holder’s attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 3 of this Article VI, and upon surrender of the certificate or certificates (if such shares are evidenced by

Privileged & Confidential Second Restated Bylaws - 2026 11 certificates) for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation, except as otherwise required by law. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so stated expressly in the entry of transfer if, when the certificate or certificates (if such shares are evidenced by certificates) shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so. Section 3. Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of shares of the stock of the Corporations. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them. Section 4. Lost, Stolen, Destroyed and Mutilated Certificates. In any case of loss, theft, destruction or mutilation of any certificate of stock, another certificate or uncertificated shares may be issued by the Corporation in its place upon proof of such loss, theft, destruction or mutilation and, if required by the Corporation, upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Corporation may direct. Section 5. Fixing Date for Determination of Shareholders of Record. In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other event for which a record date is fixed. When a record date is so fixed, only shareholders who are such of record on that date are entitled to notice of and to vote at the meeting, or to receive any such report, dividend, distribution, allotment or rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date. If in any case involving the determination of shareholders for any purpose other than notice of or voting at a meeting of shareholders the Board shall not fix such a record date, the record date for determining shareholders for such purpose shall be the close of business on the day on which the Board shall adopt the resolution relating thereto. A determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting. ARTICLE VII MISCELLANEOUS Section 1. Seal. The Board shall adopt a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words showing that the Corporation is incorporated in the State of Delaware. Section 2. Waiver of Notices. Whenever notice is required to be given by these Bylaws or the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing or by an electronic transmission, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice. Section 3. Amendments. Except as otherwise provided herein or in the Certificate of Incorporation, these Bylaws, or any of them, may be altered, amended, repealed or rescinded and new Bylaws may be adopted, (a) by the Board, or (b) by the shareholders, at any annual meeting of shareholders, or at any special meeting of shareholders, provided that notice of such proposed alteration, amendment, repeal, rescission or adoption is given in the notice of meeting. Section 4. Representation of Other Corporations. The President or any other officer or officers of the Corporation who shall from time to time be determined by the Board are authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other corporation or corporations may be

Privileged & Confidential Second Restated Bylaws - 2026 12 exercised either by such officers in person or by any person authorized so to do by proxy or power of attorney duly executed by such officers. Section 5. Advancement of Defense Costs; Indemnification. (a) Indemnification. Each person who was or is made a party to or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or fiduciary of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, against all expenses, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as otherwise required by law or provided in (e) below with respect to suits to enforce rights under this Section 5, the Corporation shall indemnify any such person seeking indemnity in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board. (b) Advancement of Expenses. The Corporation shall pay all expenses incurred by such a director or officer described in (a) above in defending any proceeding as such expenses are incurred in advance of the proceeding’s final disposition; provided, however, that the payment of such expenses incurred by a director or officer in advance of the final disposition of such proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should ultimately be determined by a final judicial decision of a court of competent jurisdiction from which there is no further right to appeal that such director or officer is not entitled to be indemnified under this Section 5 or otherwise. For purpose of this Section 5, “expenses” means all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), reasonable travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees, and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a proceeding. (c) Rights Non-exclusive. The rights conferred on any person in this Section 5 shall not be exclusive of any other right that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaw, agreement, vote or consent of shareholders or disinterested directors or otherwise. (d) Indemnification Contracts. The Board is authorized to cause the Corporation to enter into a contract with any director, officer or employee of the Corporation, or any person serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Section 5. (e) Tender and Denial. If a director or officer’s claim for indemnification (following final disposition of such proceeding) is not paid in full by the Corporation within sixty (60) days after receipt by the Corporation of a written claim for indemnification, or if a claim for advancement of expenses is not paid within twenty (20) days after presentment of such expenses to the Corporation, then such director or officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, such director or officer shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board or any committee thereof, independent legal counsel, or shareholders) to make a determination concerning the permissibility of such indemnification under this Section 5 shall not be a defense to the action and shall not create a presumption that such indemnification or advancement of expenses is not permissible. The burden of proving that a person is not entitled to indemnification or advancement shall be on the Corporation. (f) Effect of Amendment. Any amendment, repeal or modification of any provision of this Section 5 by the shareholders or the directors of the Corporation shall be prospective only, and shall not adversely affect any right or

Privileged & Confidential Second Restated Bylaws - 2026 13 protection conferred on a person pursuant to this Section 5 and existing at the time of such amendment, repeal or modification. (g) Provisions of Bylaws as Contract. The foregoing provisions of this Section 5 shall be deemed to be a contract between the Corporation and each director and officer entitled to the benefits hereof at any time while this Section 5 is in effect, and any repeal or modification shall be prospective only and shall not affect or eliminate any rights with respect to any proceeding involving any occurrence or alleged occurrence or any action or omission to act that took place prior to such repeal or modification. Section 6. Forum Selection. Unless the Corporation, in writing, selects or consents to the selection of an alternative forum, the sole and exclusive forum for any actual or purported internal corporate claims, including without limitation any derivative action brought on behalf of the Corporation, shall be the Court of Chancery in the State of Delaware.

EXHIBIT D Advance Notice Certificate Amendment

CERTIFICATE OF AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION OF TEJON RANCH CO. TEJON RANCH CO., a corporation organized and existing under and by the virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows: FIRST: The Restated Certificate of Incorporation of the Corporation (the “Certificate”) is hereby amended as follows: Article III is hereby amended and restated in its entirety to read as set forth below: below: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801 and the name of its registered agent at that address is The Corporation Trust Company. Article VIII, Section 4 is hereby amended and restated in its entirety to read as set forth Section 4. Notice of Shareholder Nominees. Nominations of persons for election to the Board of the Corporation shall be made only at a meeting of shareholders and only (1) by or at the direction of the Board or (2) by any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 4 and the Bylaws. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the meeting; provided, however, that in the event that less than forty (40) days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. For purposes of this Section 4, any adjournment(s) or postponement(s) of the original meeting whereby the meeting will reconvene within thirty (30) days from the original date shall be deemed for purposes of notice to be a continuation of the original meeting and no nominations by a shareholder of persons to be elected directors of the Corporation may be made at any such reconvened meeting unless pursuant to a notice which was timely for the meeting on the date originally scheduled. Such shareholder’s notice shall set forth: (i) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to the Securities Exchange Act of 1934, as amended, (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the shareholder giving the notice (A) the name and address, as they appear on the Corporation’s books, of such shareholder, and (B) the class and number of shares of the Corporation which are beneficially owned by such shareholder. Notwithstanding the foregoing, nothing in this Section 4 shall be interpreted or construed to require the inclusion of information about any such nominee in any proxy statement distributed by, at the direction of, or on behalf of the Board. Article XIV is hereby amended and restated in its entirety to read as set forth below: Article XIV: Shareholder Proposals at Annual Meetings Business may be properly brought before an annual meeting by a shareholder only upon the shareholder’s timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the meeting as originally scheduled; provided, however, that in the event that less than forty (40) days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. For purposes of this Article XIV, any adjournment(s) or postponement(s) of the original meeting whereby the meeting will reconvene within thirty (30) days from the original date shall be deemed for purposes of notice to be a continuation of the original meeting and no business may be brought before any reconvened meeting unless such timely notice of such businesses was given to the Secretary of the Corporation for the meeting as originally scheduled. A shareholder’s notice to the Secretary shall comply with this Article XIV and the Bylaws and shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the shareholder and (iv) any material interest of the shareholder in such business. Notwithstanding the foregoing, nothing in this Article XIV shall be interpreted or construed to require the inclusion of information about any such proposal in any proxy statement distributed by, at the direction of, or on behalf of the Board. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Article XIV, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. SECOND: The foregoing amendments to the Certificate were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware. [Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Restated Certificate of Incorporation on this ___ day of _________, 2026. TEJON RANCH CO. By: Name: Title:

EXHIBIT E Amended Corporate Governance Guidelines

1 Privileged & Confidential Guidelines – December 2025 TEJON RANCH CO. CORPORATE GOVERNANCE GUIDELINES Introductory Statement The Board of Directors (the “Board”) provides direction for the management of the business and affairs of the corporation. Among other things, the Board performs the following specific functions: • Selects, evaluates and determines the compensation of the Chief Executive Officer (the “CEO”) and other senior executive officers. • Reviews and approves the corporation's strategic five-year plans and the annual operating and capital budgets. • Oversees plans for management succession. • Advises management on significant issues facing the corporation. • Reviews and approves significant corporate actions. • Oversees the financial reporting process, communications with stockholders, and the corporation's legal and regulatory compliance program. • Nominates directors and establishes procedures for effective corporate governance. It is the responsibility of management, in the exercise of their fiduciary duties to the corporation and its stockholders, to directly manage the corporation's business and affairs in an effective and ethical manner. The CEO is the leader of management and vested with the authority to make final decisions on behalf of management. The Board has adopted these Corporate Governance Guidelines (“Guidelines”) as a framework within which the Board and senior management address their respective responsibilities. Board Composition & Qualifications Number, Election and Term of Directors The number of directors comprising the Board is determined from time to time in accordance with the corporation's bylaws. Each director stands for election by the corporation’s stockholders annually to serve a one-year term. The Board has established a discretionary policy in regard to the retirement of members from the Board. The Nominating and Corporate Governance Committee (the “Nominating Committee”) reviews the size and composition of the Board as part of the annual Board evaluation process and makes recommendations to the Board as appropriate.

2 Privileged & Confidential Guidelines – December 2025 Independence A majority of the directors comprising the Board shall be independent directors. An "independent" director is a director who meets the New York Stock Exchange ("NYSE") definition of independence, as determined by the Board. The Board has adopted the standards set forth on Attachment A to these Guidelines to assist it in making determinations of a director's independence. Board Membership Criteria The Board is responsible for selecting nominees for election to the Board by the stockholders. Based upon its periodic evaluation of the Board's performance and composition, the Nominating Committee determines the need and criteria for new directors. In general, the corporation seeks as directors individuals with substantial management experience who possess the highest personal values, judgment and integrity, an understanding of the environment in which the corporation does business, and diverse experience with the key business, financial and other challenges that the corporation faces. The Nominating Committee recognizes that a diversity of viewpoints and experience can enhance the effectiveness of the Board, as a part of its evaluation of each candidate, the Nominating Committee takes into account how each candidate’s background, experience, qualifications, attributes and skills may compliment, supplement, or duplicate those of other prospective candidates. Stockholders may submit written recommendations for nominees directly to the Chairman of the Nominating Committee in care of the Secretary of the corporation. In considering the renomination of existing directors, the Nominating Committee shall take into consideration: (i) each director's contribution to the Board; (ii) any material change in the director's employment or responsibilities with any other organization; (iii) the director's ability to attend meetings and fully participate in the activities of the Board and the committees of the Board on which the director serves; (iv) whether the director has developed any relationships with the corporation or another organization, or other circumstances have arisen, that might make it inappropriate for the director to continue serving on the Board; and (v) the director's age and length of service on the Board. Directors are required to inform the Nominating Committee of any material changes in employment or responsibilities with any other organization. Management directors must obtain approval from the Nominating Committee before becoming a director of another for-profit organization. Non-management directors must notify the Nominating Committee upon becoming a director of another for-profit organization. Board Committees Number, Structure and Independence of Committees The Board has five standing committees: Executive, Audit, Compensation, Nominating, and Real Estate. All members of the Audit, Compensation, and Nominating and Corporate

3 Privileged & Confidential Guidelines – December 2025 Governance Committees shall be directors who are independent, as determined by the Board. The Audit, Compensation, Nominating, and Real Estate Committees are governed by their own charters, which are approved by the committee as well as by the Board. The charters set forth the purposes, duties and responsibilities of each committee, and its membership requirements. The standing committee charters are posted on the corporation's website at www.tejonranch.com. Annually, each of the Audit, Compensation, Real Estate, and Nominating and Corporate Governance Committees evaluates its performance and the adequacy of its charter. The Board may from time to time establish and dissolve other committees having such purposes, duties, responsibilities and membership as the Board deems necessary or appropriate. These committees may operate with or without a charter. Assignment of Committee Members and Chairs Committee membership and committee chairmanships are determined by the Board, taking into account the recommendations of the Chairman, the CEO and the Nominating Committee. Meeting Responsibilities Attendance at and Participation in Meetings Board meetings are generally held on a pre-determined schedule, with any additional Board meetings scheduled as needed. Committee meetings are scheduled as needed. The Chairman presides at Board meetings and, since he is not a member of management, at executive sessions of non-management directors. Board members are expected to prepare for, attend and participate in all Board and applicable committee meetings, and to attend Annual Meetings of Stockholders, unless prevented from doing so by unavoidable conflicts, emergency, illness or other extraordinary circumstances. Board Meeting Agendas The CEO, in consultation with the Chairman and the corporate secretary, prepares an agenda for each Board meeting. Each Board member is encouraged to suggest the inclusion of items on the agenda. Distribution and Review of Board Materials Directors should review and devote appropriate time to studying Board and committee materials. Information and materials for Board consideration, including the agenda, are generally distributed to directors at least five days in advance of a Board meeting, with additional time provided when the volume of materials or the complexity of an issue demands. In some cases, due to the sensitive nature of an issue or if an issue arises without sufficient time to complete distribution of materials within this time frame, the materials are presented only at the Board meeting. Executive Sessions of Non-Management Directors

4 Privileged & Confidential Guidelines – December 2025 The Board convenes executive sessions of non-management directors without corporation management at each regular Board meeting, unless time constraints or extraordinary circumstances cause the session to be waived. The Chairman presides at such Board executive sessions. Code of Business Conduct and Ethics The Board has adopted a Code of Business Conduct and Ethics for directors, officers and employees to foster a common set of fundamental values and operating principles. The Board oversees procedures for administering and promoting compliance with the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics is posted on the corporation's website at www.tejonranch.com. Board Access to Management and Outside Advisors The corporation's senior management team attends Board meetings on a regular basis, both to make special presentations and as a discussion resource, and senior management is available to provide information and participate in committee meetings. Board members have access to all members of management. The Board and each Board committee (consistent with the provisions of its charter) has authority to engage and obtain advice and assistance from outside legal, financial and other advisors as deemed necessary for the discharge of its responsibilities. Director Compensation Director compensation is set by the Board, based upon the recommendation of the Compensation Committee. Director Orientation and Continuing Education On or before his or her election to the Board, each new director participates in an orientation meeting with senior management and is provided a basic package of orientation materials. In addition, directors are regularly provided information pertaining to relevant industry developments and issues. Directors are encouraged to participate in continuing education programs to assist them in performing their Board responsibilities. CEO Evaluation and Succession Planning The Compensation Committee conducts an annual review of the CEO's performance. The results are reported to the Board for its discussion and consideration. The Compensation Committee considers annually the corporation's succession planning, including contingency plans in the event of an emergency, with respect to the CEO position. Assessing Board Performance The Nominating Committee is responsible for conducting, and presenting to the Board, an annual evaluation of the Board and its committees.

5 Privileged & Confidential Guidelines – December 2025 Periodic Review of Guidelines Annually, the Nominating Committee reviews these Guidelines and the committee charters as a whole, and recommends changes to the Board as appropriate. The current version of these Guidelines as approved and adopted by the Board is posted on the corporation's website at www.tejonranch.com.

Attachment A The Nominating Committee annually reviews the independence of all directors, and reports its findings to the Board. Based upon the report and the directors' consideration, the Board determines which directors shall be deemed independent: A director will be deemed independent if it is determined that he or she has no material relationship with the corporation, either directly or through an organization that has a material relationship with the corporation. A relationship is "material" if, in the judgment of the Board, it might reasonably be considered to interfere with the exercise of independent judgment. Ownership of stock of the corporation is not, in itself, inconsistent with a finding of independence. An Audit Committee member must also be independent within the meaning of the New York Stock Exchange's (NYSE) listing requirements for audit committees and the requirements set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended. A member of the Compensation Committee must also meet the independent requirements contained within the NYSE’s listing requirements for Compensation Committees. The following standards are utilized in determining whether a director shall be deemed independent: ➢ the director is not, and in the past three years has not been, an employee of Tejon Ranch Co. or any of its subsidiaries (collectively, "Tejon"); ➢ an immediate family member of the director is not, and in the past three years has not been, employed as an executive officer of Tejon; ➢ neither the director nor a member of the director's immediate family is, or in the past three years has been, affiliated with or employed by Tejon's present or former (within three years) internal or external auditor; ➢ neither the director nor a member of the director's immediate family is, or in the past three years has been, employed as an executive officer of another company where any of Tejon's present executives serve on that company's compensation committee; ➢ neither the director nor a member of the director's immediate family receives or has received more than $120,000 per year in direct compensation from Tejon in the past three years, other than director and committee fees and pensions or other forms of deferred compensation for prior services (provided such compensation is not contingent in any way on continued service); ➢ (a) the director is not a current partner or employee of a firm that is Tejon’s internal or external auditor; (b) the director does not have an immediately family member who is a current partner of such a firm; (c) the director does not have an immediate family member who is a current employee of such a firm and personally works on the listed company’s audit; or (d) the director or an immediate family member was not within the last three years a partner or employee of such a firm and personally worked on Tejon’s audit within that time: ➢ the director is not, and during the past three years has not been, an executive officer or employee, and no member of the director's immediate family is or has been during the past three years an executive officer, of a company that makes payments to, or receives payments from, Tejon for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues.

For purposes of this Attachment A, an "immediate family member" means a person's spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than an employee) who shares such person's home.

Resolution (incl Exhibits) for 12.10.25 BOD and UWC signature Final Audit Report 2025-12-10 Created: 2025-12-10 By: Grace Lopez (glopez@tejonranch.com) Status: Signed Transaction ID: CBJCHBCAABAAb66w6O_icsKYITdXT_vli_D6bvRDG5vX "Resolution (incl Exhibits) for 12.10.25 BOD and UWC signature " History Document created by Grace Lopez (glopez@tejonranch.com) 2025-12-10 - 7:54:29 PM GMT- IP address: 12.69.211.131 Document emailed to drtisch@mentorpartners.com for signature 2025-12-10 - 7:58:00 PM GMT Email viewed by drtisch@mentorpartners.com 2025-12-10 - 9:03:33 PM GMT- IP address: 69.64.193.82 Signer drtisch@mentorpartners.com entered name at signing as Daniel R. Tisch 2025-12-10 - 9:04:18 PM GMT- IP address: 69.64.193.82 Document e-signed by Daniel R. Tisch (drtisch@mentorpartners.com) Signature Date: 2025-12-10 - 9:04:20 PM GMT - Time Source: server- IP address: 69.64.193.82 Agreement completed. 2025-12-10 - 9:04:20 PM GMT